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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 5, 2001


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

            1-9020                                           72-1440714
    (Commission File Number)                               (IRS Employer
                                                        Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)


        Registrant's telephone number, including area code (337) 232-7028


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

THE FOLLOWING STATEMENTS WERE RELEASED TO THE PRESS ON SEPTEMBER 5, 2001


                PETROQUEST ENERGY ANNOUNCES OFFICER APPOINTMENTS

Lafayette, Louisiana - September 5, 2001 - PetroQuest Energy, Inc. announced today the appointment of Ralph J. Daigle as Executive Vice President. Mr. Daigle has served as Senior Vice President-Exploration of the Company since its merger with American Explorer, LLC in September 1998. Prior to that time, he was a principal of American Explorer, LLC and has served in various geological and geophysical roles for Seiscom Delta, Inc., Texas Pacific Oil Company and Union Oil Company. Mr. Daigle is responsible for management of the Geological and Geophysical Department of the Company.

Dalton F. Smith, III has been appointed Senior Vice President-Business Development & Land. Mr. Smith most recently served the Company as Vice President-Business Development & Land. He joined PetroQuest Energy, Inc. in March of this year. His primary responsibilities will continue to include identification and pursuit of new exploration ventures and property acquisitions, the development and maintenance of key industry relationships, and oversight of the Company's land management activities. Prior to his employment with the Company, Mr. Smith spent seventeen years with Unocal Corporation and Mobil Oil Corporation in a variety of land management functions.

PetroQuest Energy, Inc. also announced today the appointment of Stephen H. Green as Vice President-Exploration. Mr. Green has served as Business Development Manager since joining the Company in September 1999. His responsibilities will include directing the Company's exploration efforts both onshore and offshore Gulf of Mexico. Prior to his employment with the Company, Mr. Green spent eighteen years with Tenneco, Inc., Newfield Exploration Company and Ocean Energy, Inc. in various technical and management capacities in both exploration and development.

PetroQuest Energy, Inc. is an independent oil and gas exploration and production company primarily focused on growing its reserves and shareholder value through a combination of drilling development locations and high potential exploration prospects along the coast of and in the Gulf of Mexico.

This press release contains "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in estimating quantities of proved oil and natural gas reserves and in projecting future rates of production, the timing of development expenditures and the operating

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hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

a.   Financial Statement of Business Acquired

     None.

b.   Pro Forma Financial Information

     None.

c.   Exhibits

     None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2001                     PETROQUEST ENERGY, INC.


                                            By: /s/ Daniel G. Fournerat
                                               -------------------------------
                                               Daniel G. Fournerat
                                               Senior Vice President, General
                                               Counsel and Secretary